FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                              BYHALIA ESTATES, L.P.


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Byhalia Estates, L.P., a Mississippi limited partnership (the "First Amendment") is being entered into as of the date written below by and between SEMC, Inc., as the general partner (the "General Partner"), and WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS


         WHEREAS, Byhalia Estates, L.P., a Mississippi limited partnership (the "Partnership") recorded a certificate of limited partnership with the Mississippi Secretary of State. On June 5, 1998, a partnership agreement was entered into by and between the General Partner and Michael Doran as the original limited partner (the "Original Partnership Agreement").

         WHEREAS, on November 8, 2001, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding agrees to liquidate its interest in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to accept the liquidated interest of WNC Holding.

         WHEREAS, the General Partner agrees to allow WNC Housing Tax Credit Fund VI, L.P., Series 9 to accept all the rights, title, interest and obligations of the limited partner as specified in the Amended and Restated Partnership Agreement and WNC Housing Tax Credit Fund VI, L.P., Series 9 agrees to become the limited partner and be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

Section 1.53 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.53 "Limited Partner" shall mean and WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.

         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of Byhalia Estates, L.P., a Mississippi limited partnership, is made and entered into as of April 1, 2002.


                                GENERAL PARTNER

                                Semc, Inc.

                                By:
                                         /s/ SCOTTY R. LITTLE
                                         Scotty R. Little,
                                         President

                                LIMITED PARTNER

                                WNC Housing Tax Credit Fund VI, L.P., Series 9

                                By:     WNC & Associates, Inc.,
                                        General Partner

                                        By:      /s/ DAVID N. SHAFER
                                                 David N. Shafer,
                                                 Executive Vice President

Signatures continued on next page...




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



                                    SPECIAL LIMITED PARTNER

                                    WNC Housing, L.P.

                                    By:     WNC & Associates, Inc.,
                                            General Partner

                                            By:      /s/ DAVID N. SHAFER
                                                     David N. Shafer,
                                                     Executive Vice President


                                    WITHDRAWING LIMITED PARTNER

                                    WNC Holding, LLC

                                    By:     WNC & Associates, Inc.,
                                            Managing Member

                                            By:      /s/ DAVID N. SHAFER
                                                     David N. Shafer,
                                                     Executive Vice President

















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